Quarterly Earnings and
Supplemental Operating and Financial Data

For the Three Months Ended March 31, 2009

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
For the Three Months Ended March 31, 2009

Table of Contents

This Quarterly Earnings and Supplemental Operating and Financial Data contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust (“Lexington”) which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in Lexington’s periodic reports filed with the Securities and Exchange Commission (the “SEC”) filed with the SEC, including risks related to, (i) the failure to continue to qualify as a real estate investment trust, (ii) changes in general business and economic conditions, (iii) competition, (iv) increases in real estate construction costs, (v) changes in interest rates, or (vi) changes in accessibility of debt and equity capital markets. Copies of periodic reports Lexington files with the SEC are available on Lexington’s website at www.lxp.com and may be obtained free of charge by calling Lexington at 212-692-7200. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "estimates," "projects" or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

Lexington Realty Trust
TRADED: NYSE: LXP
One Penn Plaza, Suite 4015
New York NY 10119-4015

Contact:
Investor or Media Inquiries, T. Wilson Eglin, CEO
Lexington Realty Trust
Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE
Thursday May 7, 2009

LEXINGTON REALTY TRUST REPORTS FIRST QUARTER 2009 RESULTS

New York, NY – May 7, 2009 – Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the first quarter ended March 31, 2009.

First Quarter 2009 Highlights
•	Obtained a new $250.0 million secured revolving credit facility and secured term loan, extending the maturity of refinanced debt from 2009 to 2011.
•	Reduced overall debt by $52.6 million, including $22.5 million of 5.45% Exchangeable Notes repurchased at a 34.1% discount.
•	Executed 16 new and renewal leases, totaling approximately 547,000 square feet.
•	Recorded real estate and debt investment impairment charges of $59.8 million and an $8.6 million non-cash charge related to a forward equity commitment to repurchase 3.5 million common shares.
•	Generated Company Funds From Operations (“Company FFO”) of $42.5 million or $0.38 per diluted common share/unit, excluding one-time items.(A)
•	2009 guidance modified to reflect quarterly dividend payment in common shares.
(A)	See the last page of this press release for a reconciliation of GAAP net income (loss) to Company FFO.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, “During the first quarter, Lexington made great progress with respect to strengthening its balance sheet. We successfully refinanced the vast majority of our 2009 debt maturities and reduced our overall debt by $52.6 million. In a challenging operating environment, we are pleased to have ended the quarter with 92% occupancy and believe that our real estate portfolio continues to produce strong cash flows supported by a diverse asset base and the stability of net leases. We are also pleased to announce that our credit facility has been increased by $40.0 million to a total of $290.0 million.”

FINANCIAL RESULTS
Revenues

For the quarter ended March 31, 2009, total gross revenues were $100.8 million, compared with total gross revenues of $105.5 million for the quarter ended March 31, 2008. The decrease is primarily due to the sale of certain assets to a co-investment program in 2008.

Net Loss Attributable to Common Shareholders

For the quarter ended March 31, 2009, net loss attributable to common shareholders was ($71.6) million, or a loss of ($0.72) per diluted share, compared with net loss attributable to common shareholders for the quarter ended March 31, 2008 of ($1.4) million, or a loss of ($0.02) per diluted share.

Company FFO Attributable to Common Shareholders/Unitholders

The following presents in tabular form the one-time items impacting Company FFO for the periods presented:

	March 31, 2009		March 31, 2008
	Millions	Per Share/Unit	Millions(1)	Per Share/Unit
Reported Company FFO(A)	$(18.7)	$(0.17)	$40.0	$0.38
Severance charges	—		2.0
Accounting pronouncements - Exchangeable Notes	0.5		1.0
Formation costs – joint venture	—		0.9
Debt satisfaction gains, net	(6.4)		(6.4)
Debt satisfaction gains, net – Concord	—		(2.6)
Forward equity commitment charge	8.6		—
Impairment losses – real estate	9.5		2.7
Impairment losses – consolidated debt investments	1.1		—
Impairment losses – Concord debt investments	20.1		2.7
Impairment losses – Concord equity investment	29.1		—
Land transaction income, net	(1.3)		—
	$42.5	$0.38	$40.3	$0.38
(A)See the last page of this press release for a reconciliation of GAAP net income (loss) to Company FFO.

During the first quarter, Lexington (1) acquired the remainder interests in 27.6 acres in Long Beach, California for an estimated fair value of $2.5 million in connection with a tenant’s surrender obligations and recorded it as non-operating income, (2) sold one property for $11.4 million, (3) incurred an $8.6 million non-cash charge relating to its forward equity commitment to repurchase 3.5 million common shares, (4) recorded real estate impairment charges of $9.5 million relating to three properties and (5) recorded impairment charges of $50.3 million relating to its debt investments, including its share of joint ventures, and its equity investment in Concord as detailed in the chart above.

Financing Activities

On February 13, 2009, Lexington refinanced its unsecured revolving credit facility, with $25.0 million outstanding as of December 31, 2008, and its secured term loan, with $174.3 million outstanding as of December 31, 2008, each of which was scheduled to mature in 2009, with a $250.0 million secured credit facility consisting of a $165.0 million term loan and a $85.0 million revolving loan with KeyBank N.A. The new facility bears interest at 2.85% over LIBOR and matures in February 2011, but can be extended to February 2012 at Lexington's option. The new credit facility is secured by ownership interest pledges and guarantees by certain of Lexington’s subsidiaries that in the aggregate own interests in a borrowing base consisting of 72 properties. With the consent of the lenders, Lexington can increase the size of (1) the term loan by $135.0 million and (2) the revolving loan by $115.0 million (for a total facility size of $500.0 million) by adding properties to the borrowing base. Subsequent to quarter end, Lexington increased the aggregate size of the secured credit facility to $290.0 million, of which $200.0 million is currently outstanding.

Balance Sheet

During the first quarter, Lexington reduced its overall debt by $52.6 million, including $22.5 million original principal amount of 5.45% Exchangeable Notes repurchased at a 34.1% discount. Subsequent to quarter-end, Lexington repurchased an additional $14.0 million original principal amount of these notes at a 25.5% discount, leaving $174.5 million original principal amount of outstanding.

At March 31, 2009, Lexington had approximately $4.0 billion of total assets, including $73.8 million of cash and restricted cash, and $2.3 billion of debt outstanding. As of March 31, 2009, the debt had a weighted average interest rate of 5.7%, with a weighted average maturity of 6.0 years and 91.4% was subject to fixed interest rates.

Common Share Dividend/Distribution

During the quarter ended March 31, 2009, Lexington’s Board of Trustees declared a regular quarterly dividend/distribution of $0.18 per share/unit, which was paid in a combination of cash and common shares on April 24, 2009, to common shareholders/unitholders of record as of March 26, 2009.  Lexington issued approximately 5.1 million common shares on April 24, 2009 and retained approximately $16.3 million of liquidity by paying 90% of the common share dividend in common shares.

OPERATING ACTIVITIES

Sales

During the quarter ended March 31, 2009, Lexington sold its interest in one property to an unrelated party for an aggregate sales price of $11.4 million, which generated a gain on sale of $3.1 million.

Leasing Activity

At March 31, 2009, Lexington’s consolidated portfolio was approximately 92.2% leased.  For the quarter ended March 31, 2009, Lexington executed 16 new and renewal leases for approximately 547,000 square feet. Subsequent to quarter-end, Lexington executed 11 leases for an additional 457,000 square feet.

2009 EARNINGS GUIDANCE

Lexington reduced its estimated Company FFO guidance range from $1.35 to $1.42 per diluted share/unit for the year ending December 31, 2009 to a range of $1.30 to $1.37 per diluted share/unit to reflect the issuance of approximately 5.1 million common shares issued to shareholders of record in April 2009 in connection with the quarterly dividend. This guidance excludes the impact of non-recurring items and the new accounting pronouncement for convertible securities that was effective in January 2009.  In addition, this guidance is based on current expectations and is forward-looking.

FIRST QUARTER 2009 CONFERENCE CALL

Lexington will host a conference call today, Thursday, May 7, 2009, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended March 31, 2009. Interested parties may participate in this conference call by dialing (877) 407-0778 or (201) 689-8565. A replay of the call will be available through June 7, 2009, at (877) 660-6853, Account #: 286, Conference ID #: 318751.

A live web cast of the conference call will be available at www.lxp.com within the Investor Relations section. An online replay will also be available through May 7, 2010.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area.   Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”.  Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the failure to continue to qualify as a real estate investment trust, (2) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (3) competition, (4) increases in real estate construction costs, (5) changes in interest rates, or (6) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s website at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three months ended March 31, 2009 and 2008
(Unaudited and in thousands, except share and per share data)

	2009	2008 (1)
Gross revenues:
Rental	$89,520	$95,144
Advisory and incentive fees	463	311
Tenant reimbursements	10,798	10,025
Total gross revenues	100,781	105,480

Expense applicable to revenues:
Depreciation and amortization	(47,429)	(54,917)
Property operating	(22,120)	(18,695)
General and administrative	(6,665)	(11,046)
Non-operating income	4,118	2,104
Interest and amortization expense	(34,942)	(43,826)
Debt satisfaction gains, net	6,411	6,419
Change in value of forward equity commitment	(8,633)	—
Impairment charges and loan loss reserves	(10,597)	—
Gains on sales of properties-affiliates	—	23,169

Income (loss) before provision for income taxes, equity in earnings (losses) of non-consolidated entities, and discontinued operations	(19,076)	8,688
Provision for income taxes	(675)	(1,289)
Equity in earnings (losses) of non-consolidated entities	(47,124)	5,548
Income (loss) from continuing operations	(66,875)	12,947

Discontinued operations:
Income from discontinued operations	8	1,065
Provision for income taxes	(47)	(68)
Gains on sales of properties	3,094	687
Impairment charge	—	(2,694)
Total discontinued operations	3,055	(1,010)
Net income (loss)	(63,820)	11,937
Less net income attributable to noncontrolling interests	(1,128)	(6,294)
Net income (loss) attributable to Lexington	(64,948)	5,643
Dividends attributable to preferred shares – Series B	(1,590)	(1,590)
Dividends attributable to preferred shares – Series C	(2,111)	(2,519)
Dividends attributable to preferred shares – Series D	(2,926)	(2,926)
Net loss attributable to common shareholders	$(71,575)	$(1,392)

Income (loss) per common share – basic:
Income (loss) from continuing operations, after preferred dividends	$(0.75)	$(0.01)
Income (loss) from discontinued operations	0.03	(0.01)
Net income (loss) attributable to common shareholders	$(0.72)	$(0.02)

Weighted average common shares outstanding – basic	99,954,569	59,826,579

Income (loss) per common share – diluted:
Income (loss) from continuing operations, after preferred dividends	$(0.75)	$(0.01)
Income (loss) from discontinued operations	0.03	(0.01)
Net income (loss) attributable to common shareholders	$(0.72)	$(0.02)

Weighted average common shares outstanding – diluted	99,954,569	59,826,579
Amounts attributable to common shareholders:
Income (loss) from continued operations	$(74,630)	$(472)
Income (loss) from discontinued operations	3,055	(920)
Net income (loss) attributable to common shareholders	$(71,575)	$(1,392)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
March 31, 2009 and December 31, 2008
(Unaudited and in thousands, except share and per share data)

	March 31,	December 31,
	2009	2008 (1)
Assets:
Real estate, at cost	$3,757,496	$3,756,188
Less: accumulated depreciation and amortization	489,405	461,661
	3,268,091	3,294,527
Properties held for sale – discontinued operations	1,785	8,150
Intangible assets, net	323,267	343,192
Cash and cash equivalents	47,016	67,798
Restricted cash	26,768	31,369
Investment in and advances to non-consolidated entities	124,739	179,133
Deferred expenses, net	41,300	35,741
Notes receivable, net	66,237	68,812
Rent receivable – current	10,613	19,829
Rent receivable – deferred	18,748	16,499
Other assets	32,874	40,675
	$3,961,438	$4,105,725
Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$2,009,257	$2,033,854
Exchangeable notes payable	182,816	204,074
Trust preferred securities	129,120	129,120
Contract rights payable	15,132	14,776
Dividends payable	8,446	24,681
Liabilities – discontinued operations	306	6,142
Accounts payable and other liabilities	36,678	33,814
Accrued interest payable	9,311	16,345
Deferred revenue - below market leases, net	118,405	121,722
Prepaid rent	24,855	20,126
	2,534,326	2,604,654
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $79,000, 3,160,000 shares issued and outstanding	76,315	76,315
Series C Cumulative Convertible Preferred, liquidation preference $129,915, 2,598,300 shares issued and outstanding	126,217	126,217
Series D Cumulative Redeemable Preferred, liquidation preference $155,000, 6,200,000 shares issued and outstanding	149,774	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 100,780,075 and 100,300,238 shares issued and outstanding in 2009 and 2008, respectively	10	10
Additional paid-in-capital	1,640,128	1,638,540
Accumulated distributions in excess of net income	(642,525)	(569,131)
Accumulated other comprehensive income (loss)	(16,112)	(15,650)
Total shareholders’ equity	1,333,807	1,406,075
Noncontrolling interests	93,305	94,996
Total equity	1,427,112	1,501,071
	$3,961,438	$4,105,725

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE
(in thousands, except share data)

	Three Months Ended March 31,
	2009	2008 (1)
EARNINGS PER SHARE:
Basic
Income (loss) from continuing operations attributable to Lexington	$(68,003)	$6,563
Less preferred dividends	(6,627)	(7,035)
Income (loss) attributable to common shareholders from continuing operations - basic	(74,630)	(472)
Total income (loss) from discontinued operations - basic	3,055	(920)
Net income (loss) attributable to common shareholders - basic	$(71,575)	$(1,392)

Weighted average number of common shares outstanding	99,954,569	59,826,579
Per share data:
Income (loss) from continuing operations, after preferred dividends	$(0.75)	$(0.01)
Income (loss) from discontinued operations	0.03	(0.01)
Net income (loss) attributable to common shareholders	$(0.72)	$(0.02)

Diluted
Income (loss) attributable to common shareholders from continuing operations - basic	$(74,630)	$(472)
Adjustments:
Incremental income attributable to assumed conversion of dilutive securities	-	-
Income (loss) attributable to common shareholders from continuing operations – diluted	(74,630)	(472)
Total income (loss) from discontinued operations - diluted	3,055	(920)
Net income (loss) attributable to common shareholders - diluted	$(71,575)	$(1,392)

Weighted average number of shares used in calculation of basic earnings per share	99,954,569	59,826,579
Add incremental shares representing:
Shares issuable upon conversion of dilutive interests	-	-
Weighted average number of shares used in calculation of diluted earnings per common share	99,954,569	59,826,579
Per share data:
Income (loss) from continuing operations, after preferred dividends – diluted	$(0.75)	$(0.01)
Income (loss) from discontinued operations - diluted	0.03	(0.01)
Net income (loss) attributable to common shareholders - diluted	$(0.72)	$(0.02)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE (Continued)
(in thousands, except share data)

	Three Months Ended March 31,
	2009	2008(1)
COMPANY FUNDS FROM OPERATIONS: (2)
Basic and Diluted:

Net loss attributable to common shareholders	$(71,575)	$(1,392)
Adjustments:
Depreciation and amortization	46,685	55,956
Noncontrolling interests - OP units	88	5,376
Amortization of leasing commissions	769	592
Joint venture and noncontrolling interest adjustment	6,296	705
Preferred dividends - Series C	2,111	2,519
Gains on sale of properties	(3,094)	(23,856)
Noncontrolling interest- sale of property	-	84
Company FFO	$(18,720)	$39,984

Basic:
Weighted average shares outstanding - basic EPS	99,954,569	59,826,579
Unvested share based payment awards	709,800	445,067
Operating Partnership Units	5,309,400	39,644,176
Preferred Shares - Series C	5,648,950	6,721,730
Weighted average common shares outstanding – basic Company FFO	111,622,719	106,637,552
Company FFO per common share	$(0.17)	$0.38

Diluted:
Weighted average shares outstanding – diluted EPS	99,954,569	59,826,579
Unvested share based payment awards	709,800	445,067
Operating Partnership Units	5,309,400	39,644,176
Preferred Shares - Series C	5,648,950	6,721,730
Weighted average common shares outstanding - diluted Company FFO	111,622,719	106,637,552
Company FFO per common share	$(0.17)	$0.38

1 Effective January 1, 2009 the Company adopted FASB Staff Position APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement) and FASB Staff Position No. EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities”, both of which require retrospective application to prior periods. In accordance with FASB Staff Position EITF 03-6-1, net income attributable to common shareholders and earnings per common share and accordingly FFO and FFO per common share are adjusted for an allocation of net income to unvested share awards. However, net losses will not be allocated to unvested share awards. The Company’s FFO per common share (diluted) and earnings per common share (diluted) were reduced by the Company’s implementation of these FASB Staff Positions. FFO per common share (diluted) was reduced by $0.01 and $0.04 for the three months ended March 31, 2009 and 2008, respectively, and earnings (loss)  per common share (diluted) was reduced by $0.01 and $0.03 for the three months ended March 31, 2009 and 2008,  respectively.

2 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT.  Lexington presents FFO because it considers FFO an important supplemental measure of Lexington’s operating performance.  Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results.  FFO is intended to exclude generally accepted accounting principles (“GAAP”), historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions.  As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

Lexington computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”).   FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.”  FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.  FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Lexington includes in its calculation of FFO, which Lexington refers to as the “Company’s funds from operations” or “Company FFO,” Lexington’s operating partnership units and Lexington’s Series C Cumulative Convertible Preferred Shares because these securities are convertible, at the holder’s option, into Lexington’s common shares.  Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted.  Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

# # #

LEXINGTON REALTY TRUST
2009 First Quarter Leasing Summary

	NEW LEASES
	Tenants/Guarantors	Location		Property Type	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)
1	Bando's	Beaumont	TX	Office	MTM	4,000	$18	$18
2	Clarius Partners, LLC	Chicago	IL	Office	MTM	2,000	$41	$41
3	Owens Corning Insulating Systems, LLC	Hebron	OH	Industrial	MTM	102,960	$286	$286
4	Roche Diagnostics Operations, Inc.	Fishers	IN	Office	01/2020	193,000	$2,461	$3,424
5	Subway Real Estate Corporation	Baltimore	MD	Office	06/2019	1,478	$55	$55
5	TOTAL NEW LEASES					303,438	$2,861	$3,824

	LEASE EXTENSIONS
	Tenants/Guarantors	Location		Property Type	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)	Prior GAAP Rent Per Annum ($000)
1	Committee on House Administration of the House of Representatives of the State of Texas	Dallas	TX	Office	12/2010	579	$9	$8	$9	$8
2	Damar Services, Inc.	Indianapolis	IN	Office	08/2012	5,756	$42	$40	$42	$40
3	Edward F. Clarke	Honolulu	HI	Office	02/2010	301	$4	$5	$4	$5
4	FAQ Hawaii, Inc.	Honolulu	HI	Office	07/2009	556	$10	$10	$10	$10
5	Jacky Wong, dba Wong’s Photos	Honolulu	HI	Office	01/2014	373	$12	$13	$12	$13
6	Jane Shigemoto, dba Star Beauty Shop	Honolulu	HI	Office	05/2010	663	$8	$8	$8	$8
7	Jordan Associates, Inc. (1)	Oklahoma City	OK	Office	06/2009	10,000	$40	$332	$40	$332
8	Kingswere Furniture, LLC	Port Richey	FL	Retail	10/2018	53,280	$346	$-	$346	$-
9	Scottrade, Inc.	San Francisco	CA	Office	09/2012	2,030	$93	$93	$93	$93
10	Transocean Offshore Deepwater Drilling Inc.	Houston	TX	Office	03/2021	155,040	$3,061	$3,412	$2,625	$3,160
11	W.C. Pinkard & Co., Inc.	Baltimore	MD	Office	06/2019	14,629	$395	$316	$395	$316
11	TOTAL LEASE EXTENSIONS					243,207	$4,020	$4,237	$3,584	$3,985

16	TOTAL NEW AND RENEWED LEASES					546,645	$6,881	$4,237	$7,408	$3,985

Footnotes
(1) Held as an investment in NLS joint venture.

LEXINGTON REALTY TRUST
2009 First Quarter Investment/Disposition Summary

	INVESTMENTS - FEE POSITIONS
	Tenants/Guarantors	Location		Property Type	Basis ($000)
1	Multi-Tenant - Ground Parcel (1)	Long Beach	CA	Office	$2,500
1	TOTAL INVESTMENT				$2,500

	DISPOSITIONS - LEASED PROPERTIES
	Tenants/Guarantors	Location		Property Type	Gross Sale Price ($000)	Gain Recognized ($000)	Cash Cap Rate	Month of Disposition
1	Jones Management Service Company	Bristol	PA	Office	$11,386	$3,094	9.1%	Jan
1	TOTAL DISPOSITION				$11,386	$3,094	9.1%

Footnotes
(1) 55.0% is our proportionate share, amount shown is 100%.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 03/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2009 ($000) (2)	GAAP Base Rent as of 3/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
OFFICE PROPERTIES
2009	4/30/2009	5550 Tech Center Dr.	Colorado Springs	CO	—	Federal Express Corporation	1982/2006	61,690	210	187	0
		6277 Sea Harbor Dr.	Orlando	FL	—	Harcourt Brace Jovanovich, Inc.	1984	355,840	1,161	934	0
	8/31/2009	1311 Broadfield Blvd.	Houston	TX	—	Newpark Drilling Fluids, Inc. (Newpark Resources, Inc.)	2000	52,731	282	285	0
		2706 Media Center Dr.	Los Angeles	CA	—	Sony Electronics, Inc.	2000	20,203	72	68	0
	9/15/2009	15375 Memorial Dr.	Houston	TX	—	BP America Production Company	1985	349,674	900	1,063	0
	9/30/2009	100 Light St.	Baltimore	MD	—	Legg Mason Tower, Inc.	1973	371,392	1,992	1,992	0
	11/30/2009	5724 West Las Positas Blvd.	Pleasanton	CA	(9)	NK Leasehold	1984	40,914	207	170	0
	12/31/2009	1701 Market St.	Philadelphia	PA	(6)(10)	Sun National Bank	1957/1997	5,315	53	53	0
2010	1/14/2010	421 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	2000	56,515	195	180	0
	1/31/2010	4848 129th East Ave.	Tulsa	OK	—	Metris Direct, Inc. (Metris Companies, Inc.)	2000	101,100	327	327	0
		389-399 Interpace Hwy.	Parsippany	NJ	—	Sanofi-aventis U.S., Inc. (Aventis, Inc. and Aventis Pharma Holding GmbH)	1999	206,593	2,253	2,210	0
	2/10/2010	130 East Shore Dr.	Glen Allen	VA	—	Capital One Services, Inc.	2000	79,675	259	268	1,070
	3/31/2010	120 East Shore Dr.	Glen Allen	VA	—	Capital One Services, Inc.	2000	77,045	250	252	1,042
	7/31/2010	350 Pine St.	Beaumont	TX	—	Honeywell International, Inc.	1981	7,045	27	27	0
	10/31/2010	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	1980	36,311	59	59	237
	11/30/2010	6200 Northwest Pkwy.	San Antonio	TX	—	United Healthcare Services, Inc.	2000	142,500	410	405	1,968
	12/31/2010	100 Barnes Rd.	Wallingford	CT	—	3M Company	1978/1985/1990/1993	44,400	164	151	475
2011	2/28/2011	4200 RCA Blvd.	Palm Beach Gardens	FL	—	The Wackenhut Corporation	1996	96,118	453	453	2,402
	9/30/2011	200 Lucent Ln.	Cary	NC	—	Alcatel-Lucent USA, Inc.	1999	124,944	553	515	0
	11/30/2011	207 Mockingbird Ln.	Johnson City	TN	—	Sun Trust Bank	1979	63,800	169	189	675
	12/20/2011	15 Nijborg	3927 DA Renswoude	The Netherlands	—	AS Watson (Health and Beauty Continental Europe, BV)	1993/1994	17,610	83	83	0
	12/31/2011	2050 Roanoke Rd.	Westlake	TX	—	Daimler Chrysler Services North America, LLC	2001	130,290	915	864	0
2012	1/31/2012	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	475	448	0
		4000 Johns Creek Pkwy.	Suwanee	GA	—	Kraft Foods North America, Inc.	2001	73,264	349	346	0
		1275 Northwest 128th St.	Clive	IA	—	Principal Life Insurance Company	2004	61,180	200	200	935
	3/31/2012	1701 Market St.	Philadelphia	PA	(6)(10)	Car-Tel Communications, Inc.	1957/1997	1,220	12	12	0
		3940 South Teller St.	Lakewood	CO	—	Travelers Express Company, Inc.	2002	68,165	292	216	1,295
	4/30/2012	2300 Litton Ln.	Hebron	KY	—	Zwicker & Associates, P.C.	1986/1996	14,961	20	20	0
	6/30/2012	275 South Valencia Ave.	Brea	CA	—	Bank of America NT & SA	1983	637,503	2,178	2,199	0
	8/31/2012	2300 Litton Ln.	Hebron	KY	—	AGC Automotive Americas Company (AFG Industries, Inc.)	1986/1996	25,629	51	51	0
		5757 Decatur Blvd.	Indianapolis	IN	—	Allstate Insurance Company	2002	84,200	343	387	0
					(4)	Damar Services, Inc.	2002	5,756	10	10	47
	10/31/2012	4455 American Way	Baton Rouge	LA	—	Bell South Mobility, Inc.	1997	70,100	276	278	1,207
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	—	Playboy Enterprises, Inc.	2000	63,049	361	314	0
	11/14/2012	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	1997	176,402	602	565	0
	12/31/2012	200 Executive Blvd. South	Southington	CT	—	Hartford Fire Insurance Company	1984	153,364	420	406	0
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	—	Gartner, Inc.	1998	62,400	274	273	0
		2300 Litton Ln.	Hebron	KY	—	FTJ FundChoice, LLC	1986/1996	10,752	13	12	0
		3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Home Mortgage, Inc.	2004	169,083	765	756	0
		810 & 820 Gears Rd.	Houston	TX	—	IKON Office Solutions, Inc.	2000	157,790	557	563	0
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	1981	52,994	96	132	0
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	2003	268,445	1,187	1,222	0
	4/30/2013	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	1982	184,000	240	467	960

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 03/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2009 ($000) (2)	GAAP Base Rent as of 3/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
	5/31/2013	6303 Barfield Rd.	Atlanta	GA	—	International Business Machines Corporation (Internet Security Systems, Inc.)	2000/2001	238,600	1,176	1,220	0
		859 Mount Vernon Hwy.	Atlanta	GA	—	International Business Machines Corporation (Internet Security Systems, Inc.)	2004	50,400	297	257	0
	6/30/2013	2210 Enterprise Dr.	Florence	SC	(6)	JPMorgan Chase Bank, NA	1998	179,300	314	314	0
	7/31/2013	2300 Litton Ln.	Hebron	KY	—	Zwicker & Associates, P.C.	1986/1996	25,475	28	27	0
	9/30/2013	9200 South Park Center Loop	Orlando	FL	(6)	Corinthian Colleges, Inc.	2003	59,927	311	290	0
	11/30/2013	1110 Bayfield Dr.	Colorado Springs	CO	—	Honeywell International, Inc.	1980/1990/2002	166,575	436	400	1,713
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	1973/1975/1982	202,000	875	848	0
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	—	New Cingular Wireless PCS, LLC	1998	81,859	455	468	0
2014	1/31/2014	1701 Market St.	Philadelphia	PA	(10)	Morgan, Lewis & Bockius, LLC	1957/1997	293,170	1,116	1,116	5,149
		6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	1982	282,000	1,934	1,002	2,754
	2/28/2014	1500 Hughes Way	Long Beach	CA	—	Fluor Enterprises, Inc.	1981	86,610	156	483	0
	3/15/2014	101 East Erie St.	Chicago	IL	—	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	218,414	1,020	1,236	0
	5/31/2014	3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, NA	2004	169,218	849	862	0
	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Anadarko Petroleum Corporation	2003	101,111	402	407	0
		350 Pine St.	Beaumont	TX	—	Entergy Gulf States, Inc.	1981	125,406	266	317	0
	9/30/2014	333 Mt. Hope Ave.	Rockway	NJ	—	BASF Corporation	1981/2002/2004	95,500	561	531	0
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	1997	84,404	392	405	0
		2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	2000	99,057	488	504	0
		700 US Hwy. Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Biovail Corporation)	1985/2003/2004	115,558	506	712	0
	12/14/2014	5150 220th Ave.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	531	538	0
		22011 Southeast 51st St.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	475	480	0
	12/31/2014	180 South Clinton St.	Rochester	NY	(6)	Frontier Corporation	1988/2000	226,000	744	742	0
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	1996	107,872	357	344	0
		3535 Calder Ave.	Beaumont	TX	—	Compass Bank	1977	49,639	171	171	0
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	302	310	0
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	1963/1965/1988/1989	187,163	290	355	0
	4/30/2015	13775 McLearen Rd.	Herndon	VA	—	Equant, Inc. (Equant ,NV)	1984/1988/1992	125,293	514	533	0
	6/30/2015	389-399 Interpace Hwy.	Parsippany	NJ	—	Cadbury Schweppes Holdings	1999	133,647	53	53	0
	7/1/2015	33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	859	859	3,024
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	811	817	3,612
	9/27/2015	10001 Richmond Ave.	Houston	TX	—	Baker Hughes, Inc.	1976/1984	554,385	177	1,844	6,596
		12645 West Airport Rd.	Sugar Land	TX	—	Baker Hughes, Inc.	1997	165,836	35	486	1,976
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	(5)	InVentiv Communications, Inc.	2000	97,000	278	314	0
		550 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, NA	1999	125,920	762	436	0
		600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, NA	1996	125,155	787	415	0
	10/31/2015	13430 North Black Canyon Fwy.	Phoenix	AZ	—	Bull HN Information Systems, Inc.	1981/1982	42,320	130	141	0
2016	3/31/2016	13430 North Black Canyon Fwy.	Phoenix	AZ	—	Money Management International	1981/1982	28,710	151	157	0
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Company (Texas Holding Clothing Corporation and Haggar Corporation)	2000	180,507	540	797	2,531
		2000 Eastman Dr.	Milford	OH	—	Siemens Product Lifecycle Management Software, Inc.	1991	221,215	622	456	2,426
	7/31/2016	1600 Viceroy Dr.	Dallas	TX	—	Visiting Nurse Association	1986	48,027	162	154	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Associated Billing Services, LLC	1981/1982	17,767	75	77	0
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	1871/1988/1999	37,229	121	125	0
	11/30/2016	4000 Johns Creek Pkwy.	Suwanee	GA	—	Perkin Elmer Instruments, LLC	2001	13,955	56	58	0
	12/31/2016	37101 Corporate Dr.	Farmington Hills	MI	—	TEMIC Automotive of North America, Inc.	2001	119,829	768	611	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 03/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2009 ($000) (2)	GAAP Base Rent as of 3/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
2017	1/31/2017	6301 Gaston Ave.	Dallas	TX	—	Wells Fargo	1970/1981	16,431	37	37	0
	4/30/2017	555 Dividend Dr.	Coppell	TX	—	Brinks, Inc.	2002	101,844	465	479	0
		1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange	1987	106,877	313	400	0
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	2001/2002	128,500	549	591	0
2018	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	US Government	1987	159,664	738	846	0
	5/31/2018	2300 Litton Ln.	Hebron	KY	—	Great American Insurance Company	1986/1996	3,623	4	4	99
	6/14/2018	17 Nijborg	3927 DA Renswoude	The Netherlands	—	AS Watson (Health and Beauty Continental Europe, BV)	1993/1994	114,195	736	588	0
	7/31/2018	4200 RCA Blvd.	Palm Beach Gardens	FL	—	Office Suites Plus Properties, Inc.	1996	18,400	105	112	0
	9/15/2018	295 Chipeta Way	Salt Lake City	UT	—	Northwest Pipeline Corporation	1982	295,000	1,580	1,580	3,463
	9/30/2018	1701 Market St.	Philadelphia	PA	(6)	Brinker Corner Bakery II, LLC	1957/1997	8,070	48	53	0
	11/30/2018	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Worldwide, Inc. (Carlson Companies, Inc.)	2003	130,000	482	494	0
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re American Holding Corporation	1980/1990/2004/2005	320,198	1,114	1,122	0
	12/31/2018	1500 Hughes Way	Long Beach	CA	(11)	Molina Healthcare, Inc.	1981	158,074	0	703	0
2019	1/31/2019	1600 Viceroy Dr.	Dallas	TX	—	TFC Services, Inc. (Freeman Decorating Company)	1986	116,358	294	372	0
	3/31/2019	1500 Hughes Way	Long Beach	CA	(11)	Jacobs Engineering Group, Inc.	1981	83,919	312	312	0
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re American Holding Corporation	1963/1973/1985/2003	155,925	516	516	0
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	1982/1983/1985	521,286	1,781	1,753	5,375
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	1984	390,100	1,068	1,135	4,925
	9/30/2019	13430 North Black Canyon Fwy.	Phoenix	AZ	—	Brown Mackie College-Phoenix, Inc.	1981/1982	24,834	0	0	0
	10/31/2019	10475 Crosspoint Blvd.	Fishers	IN	—	John Wiley & Sons, Inc.	1999	141,047	599	567	0
	12/31/2019	850-950 Warrenville Rd.	Lisle	IL	(5)	National Louis University	1985	99,414	331	419	0
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	(8)	JPMorgan Chase Bank, NA	1999	193,000	846	694	0
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	(6)	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	136,789	541	561	0
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	(6)	Hagemeyer North America, Inc.	2005	50,076	191	210	0
2021	2/28/2021	5550 Britton Pkwy.	Hilliard	OH	(5)	BMW Financial Services NA, LLC	2006	220,966	636	651	0
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	103,260	571	505	0
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	1983	157,511	731	731	4,224
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc.	2006/2008	123,734	573	582	2,069
2022	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Assoc.	1910	52,337	383	415	0
2023	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	1999	247,254	518	738	0
	7/31/2023	11201 Renner Blvd.	Lenexa	KS	(6)	Applebee’s Services, Inc. (DineEquity, Inc.)	2007	178,000	878	976	0
2025	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, Inc.	1988/1995	85,200	292	292	0
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	1998	60,000	282	282	0
NA	NA	10 John St.	Clinton	CT	(12)	(Available for Lease)	1972	41,188	0	0	0
		100 Light St.	Baltimore	MD	—	(Available for Lease)	1973	12,648	0	0	0
		1500 Hughes Way	Long Beach	CA	(11)	(Available for Lease)	1981	161,451	0	0	0
		160 Clairemont Ave.	Decatur	GA	—	(Available for Lease)	1983	63,833	0	0	0
		1600 Viceroy Dr.	Dallas	TX	—	(Available for Lease)	1986	48,359	0	0	0
		1701 Market St.	Philadelphia	PA	(10)	Parking Operators	1957/1997	-	597	597	0
		255 California St.	San Francisco	CA	(9)	(Available for Lease)	1959	39,297	0	0	0
		350 Pine St.	Beaumont	TX	—	(Available for Lease)	1981	80,459	0	0	0
		9950 Mayland Dr.	Richmond	VA	(7)	(Available for Lease)(Prior tenant Circuit City Stores, Inc.)	1990	288,000	477	477	0
		6301 Gaston Ave.	Dallas	TX	—	(Available for Lease)	1970/1981	69,065	0	0	0
		1032 Fort St. Mall	Honolulu	HI	—	Parking Operators	1979/2002	-	379	379	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 03/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2009 ($000) (2)	GAAP Base Rent as of 3/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	(Available for Lease)	1981/1982	25,309	0	0	0
		100 East Shore Dr.	Glen Allen	VA	—	(Available for Lease)	1999	3,263	0	0	0
		1770 Cartwright Rd.	Irvine	CA	(13)	(Available for Lease)	1982	44,531	0	0	0
		101 East Erie St.	Chicago	IL	—	(Available for Lease)(Prior tenant Draftfcb, Inc.)	1986	12,270	0	0	0
		King St.	Honolulu	HI	—	(Available for Lease)	1979/2002	10,961	0	0	0
Various	Various	100 Light St.	Baltimore	MD	—	Multi-Tenant	1973	139,200	1,148	1,148	0
		160 Clairemont Ave.	Decatur	GA	—	Multi-Tenant	1983	57,853	201	201	0
		255 California St.	San Francisco	CA	(9)	Multi-Tenant	1959	134,150	909	947	0
		350 Pine St.	Beaumont	TX	—	Multi-Tenant	1981	212,288	880	882	0
		6301 Gaston Ave.	Dallas	TX	—	Multi-Tenant	1970/1981	88,359	363	363	0
		100 East Shore Dr.	Glen Allen	VA	—	Multi-Tenant	1999	64,245	321	327	0
		1770 Cartwright Rd.	Irvine	CA	(13)	Multi-Tenant	1982	104,663	527	635	0
		King St.	Honolulu	HI	—	Multi-Tenant	1979/2002	228,330	324	321	990
OFFICE TOTAL/WEIGHTED AVERAGE						94.8% Leased		17,401,943	$ 64,708	$ 67,281

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 03/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2009 ($000) (2)	GAAP Base Rent as of 3/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
INDUSTRIAL PROPERTIES
2009	5/31/2009	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	1999	102,960	72	72	0
		200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	2000	400,522	257	246	0
	12/31/2009	75 North St.	Saugerties	NY	(14)	Rotron, Inc. (EG&G)	1979	52,000	31	58	122
2010	4/30/2010	2203 Sherrill Dr.	Statesville	NC	—	LA-Z-Boy Greensboro, Inc. (LA-Z-Boy Inc.)	1999/2002	639,600	412	476	1,813
	12/31/2010	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	1965/1980	820,868	586	586	1,811
2011	3/31/2011	2455 Premier Dr.	Orlando	FL	—	Walgreen Company	1980	205,016	127	196	508
	5/31/2011	291 Park Center Dr.	Winchester	VA	(5)	Kraft Foods North America, Inc.	2001	344,700	402	394	0
	9/25/2011	3820 Micro Dr.	Millington	TN	(6)	Ingram Micro, L.P (Ingram Micro, Inc.)	1997	701,819	610	593	0
	9/30/2011	1601 Pratt Ave.	Marshall	MI	—	Joseph Campbell Company	1979	58,300	31	31	0
2012	8/4/2012	101 Michelin Dr.	Laurens	SC	—	CEVA Logistics US, Inc. (TNT Holdings BV)	1991/1993	1,164,000	853	826	2,619
		7111 Crabb Rd.	Temperance	MI	—	CEVA Logistics US, Inc. (TNT Holdings BV)	1978/1993	744,570	572	553	1,756
	10/31/2012	43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC (Tower Automotive Holdings I, LLC)	1996/1998	290,133	471	459	0
	12/31/2012	245 Salem Church Rd.	Mechanicsburg	PA	—	Exel Logistics, Inc. (NFC plc)	1985	252,000	217	216	0
2013	10/31/2013	7150 Exchequer Dr.	Baton Rouge	LA	—	Corporate Express Office Products, Inc. (Corporate Express US, Inc.)	1998/2005	79,086	115	110	0
2014	1/2/2014	2415 US Hwy. 78 East	Moody	AL	—	CEVA Logistics US, Inc. (TNT Holdings BV)	2004	595,346	263	263	1,054
	1/31/2014	1133 Poplar Creek Rd.	Henderson	NC	—	Corporate Express Office Products, Inc. (Corporate Express US, Inc.)	1998/2006	196,946	206	202	0
	12/31/2014	3686 South Central Ave.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	90,000	101	79	446
2015	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	113	122	525
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Clevite, Inc. (MAHLE Industries, Inc.)	1989	268,104	239	229	0
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Harcourt, Inc. (Harcourt General, Inc.)	2001	559,258	833	857	0
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	1991/1994/1995/2005	247,088	198	198	0
	9/30/2016	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC (Dana Limited)	1989/2006	222,200	171	171	0
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck & Company	1973	780,000	398	424	1,592
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	2002	330,988	288	291	0
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase, Inc.	2002	244,851	266	272	1,165
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	2000	296,972	661	649	0
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	1973	772,450	337	336	0
	9/30/2018	50 Tyger River Dr.	Duncan	SC	(6)	Plastic Omnium Exteriors, LLC	2005/2007/2008	221,833	239	239	0
2019	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	573	653	3,149
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie, NV)	1996/2001	335,610	850	850	0
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time, Inc.)	1986	229,605	278	319	0
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	1987	107,405	94	93	0
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	(12)	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	262	374	1,802
2021	3/30/2021	121 Technology Dr.	Durham	NH	—	Heidelberg Web Systems, Inc.	1986/2002/2003	500,500	517	500	0
	3/31/2021	6050 Dana Way	Antioch	TN	—	W.M Wright Company	1999	338,700	254	254	0
	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation	1984/1987/2005	120,000	120	101	0
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	1998/2001/2006	423,280	314	339	0
	12/31/2021	224 Harbor Freight Rd.	Dillon	SC	(6)	Harbor Freight Tools USA, Inc. (Central Purchasing, Inc.)	2001/2005	1,010,859	745	773	0
2023	4/30/2023	3600 Southgate Dr.	Danville	IL	—	The Sygma Network, Inc. (Sysco Corporation)	2000/2008	201,369	430	430	1,027
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Limited)	1988/1999	336,350	336	336	1,402
		4010 Airpark Dr.	Owensboro	KY	—	Dana Structural Products, LLC (Dana Limited)	1998/2006	211,598	302	302	829
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Dana Structural Products, LLC (Dana Limited)	1989/1999/2000/2005	424,904	422	422	1,512
		730 North Black Branch Rd.	Elizabethtown	KY	—	Dana Structural Products, LLC (Dana Limited)	2001	167,770	134	134	558

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 03/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2009 ($000) (2)	GAAP Base Rent as of 3/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
		750 North Black Branch Rd.	Elizabethtown	KY	—	Dana Structural Products, LLC (Dana Limited)	1995/2000/2001	539,592	710	710	2,960
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Manufacturing Company	1997	458,000	486	563	2,164
2026	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass, Inc. (Libbey, Inc.)	2006	646,000	485	541	0
NA	NA	1109 Commerce Blvd.	Swedesboro	NJ	—	(Available for Lease)	1998	262,644	0	0	0
		1665 Hughes Way	Long Beach	CA	(11)	(Available for Lease)	1981	200,541	0	0	0
		191 Arrowhead Dr.	Hebron	OH	—	(Available for Lease)	1999	147,450	0	0	0
		250 Rittenhouse Cir.	Bristol	PA	—	(Available for Lease)	1983/1997	255,019	0	0	0
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	1987	33,954	0	0	0
		34 East Main St.	New Kingstown	PA	—	(Available for Lease)	1981	179,200	0	0	0
		46600 Port St.	Plymouth	MI	—	(Available for Lease)	1996	134,160	0	0	0
		6 Doughten Rd.	New Kingstown	PA	—	(Available for Lease)	1989	330,000	0	0	0
		6050 Dana Way	Antioch	TN	—	(Available for Lease)	1999	338,700	0	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						90.5% Leased		19,857,450	$ 16,381	$ 16,842

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 03/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased Or Available (1)	Cash Rent as of 3/31/2009 ($000) (2)	GAAP Base Rent as of 3/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
RETAIL PROPERTIES
2009	9/30/2009	1032 Fort St. Mall	Honolulu	HI	—	Macy's Department Stores, Inc.	1979/2002	85,610	247	243	990
	12/31/2009	3468 Georgia Hwy. 120	Duluth	GA	—	Bank of America, NA (Bank of America Corporation)	1971	9,300	33	38	133
		4733 Hills & Dales Rd.	Canton	OH	—	Bally's Total Fitness of the Midwest (Bally's Health & Tennis Corporation)	1987	37,214	112	99	0
2010	5/31/2010	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway Stores, Inc.	1981	40,800	47	83	186
	7/1/2010	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	1983	42,130	32	32	134
2011	5/31/2011	18601 Alderwood Mall Blvd.	Lynnwood	WA	—	Toys “R” Us, Inc.	1981/1993	43,105	70	75	279
		4811 Wesley St.	Greenville	TX	—	Safeway Stores, Inc.	1985	48,492	43	60	171
		12535 Southeast 82nd Ave.	Clackamas	OR	—	Toys “R” Us, Inc.	1981	42,842	76	81	298
		6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc.	1981	43,123	64	68	255
	9/30/2011	928 First Ave.	Rock Falls	IL	—	Rock Falls Country Market, LLC (Rock Island Country Market, LLC)	1982	27,650	23	24	140
	12/29/2011	13133 Steubner Ave.	Houston	TX	—	The Kroger Company	1980	52,200	70	101	281
2012	4/30/2012	10415 Grande Ave.	Sun City	AZ	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	41	66	0
		119 North Balboa Rd.	El Paso	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	41	34	0
		402 East Crestwood Dr.	Victoria	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	41	29	0
		4121 South Port Ave.	Corpus Christi	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	41	34	0
		900 South Canal St.	Carlsbad	NM	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	41	26	0
		901 West Expwy.	McAllen	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	41	41	0
	5/31/2012	3451 Alta Mesa Blvd.	Fort Worth	TX	—	Minyard Food Stores, Inc.	1985	44,000	76	90	304
	11/30/2012	101 West Buckingham Rd.	Garland	TX	—	Minyard Food Stores, Inc.	1982	40,000	81	81	326
		120 South Waco St.	Hillsboro	TX	—	Brookshire Grocery	1985	35,000	40	47	161
		1415 Hwy. 377 East	Granbury	TX	—	The Kroger Company	1982	65,417	51	79	204
		205 Homer Rd.	Minden	LA	—	Brookshire Grocery	1985	35,000	48	71	193
2013	2/28/2013	US 221 & Hospital Rd.	Jefferson	NC	—	Food Lion, Inc.	1981	23,000	18	18	73
		104 Branchwood Shopping Center	Jacksonville	NC	—	Food Lion, Inc.	1982/1995	23,000	21	28	84
		291 Talbert Blvd.	Lexington	NC	—	Food Lion, Inc.	1981	23,000	35	35	138
		S. Carolina 52/52 Bypass	Moncks Corner	SC	—	Food Lion, Inc.	1982	23,000	15	31	62
		3211 West Beverly St.	Staunton	VA	—	Food Lion, Inc.	1971	23,000	41	41	166
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Company	1982	31,170	40	53	159
		302 Coxcreek Pkwy.	Florence	AL	—	The Kroger Company	1983	42,130	56	78	223
	10/31/2013	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, Inc.	1961/1978	29,119	28	39	111
		130 Midland Ave.	Port Chester	NY	—	Pathmark Stores, Inc.	1982	59,000	115	299	458
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc.	1958	28,721	48	48	193
		3501 US 601 South	Concord	NC	—	Food Lion, Inc.	1983	32,259	49	49	197
		2526 Little Rock Road	Charlotte	NC	—	Food Lion, Inc.	1982/1997	33,640	24	38	98
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc.	1984	30,757	83	19	185
	12/31/2014	1066 Main St.	Forest Park	GA	—	Bank of America, NA (Bank of America Corporation)	1969	14,859	50	47	199
		201 West Main St.	Cumming	GA	—	Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	50	72	198
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1972	6,260	28	24	112
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	—	Bank of America, NA (Bank of America Corporation)	1972	4,565	22	19	88
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, NA (Bank of America Corporation)	1971	4,894	19	16	77
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1975	3,900	20	22	78
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, NA (Bank of America Corporation)	1973	5,704	24	22	95
2015	1/25/2015	3711 Gateway Dr.	Eau Claire	WI	—	Kohl's Department Stores, Inc.	1994	76,164	117	116	487

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 03/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2009 ($000) (2)	GAAP Base Rent as of 3/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
	1/31/2015	1700 State Route 160	Port Orchard	WA	—	Save-A-Lot, Ltd.	1983	16,037	20	20	97
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone’s Food Stores	1960	68,024	90	120	376
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Company, Inc.	1995	46,350	116	116	465
		399 Peachwood Centre Dr.	Spartanburg	SC	—	Best Buy Company, Inc.	1996	45,800	99	99	395
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	1983	23,767	17	17	0
	10/31/2018	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture	1980	53,280	164	164	400
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	1992	94,970	21	82	0
		12080 Carmel Mountain Rd.	San Diego	CA	—	Sears Holding Corporation	1993	107,210	24	188	0
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	1993	120,727	35	120	0
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	1993	107,489	37	139	0
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	1993	193,193	53	183	0
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	1993/1999	90,933	25	87	0
2021	1/31/2021	3040 Josey Ln.	Carrollton	TX	—	Ong’s Family, Inc.	1984	61,000	65	101	0
2028	1/31/2028	2010 Apalachee Pkwy.	Tallahassee	FL	—	Kohl's Department Stores, Inc.	2007	102,381	100	105	484
	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	PCC Natural Markets	1981	34,459	151	150	0
NA	NA	1700 State Route 160	Port Orchard	WA	—	(Available for Lease)	1983	11,931	0	0	0
		2500 E. Carrier Pkwy.	Grand Prairie	TX	(7)	(Available for Lease) (Prior tenant Grocer's Supply)	1984	49,349	124	93	0
		35400 Cowan Rd.	Westland	MI	(7)	(Available for Lease)(Prior tenant Sam’s Real Estate Business Trust)	1987/1997	101,402	63	63	0
		5402 4th St.	Lubbock	TX	—	(Available for Lease)	1978	53,820	0	0	0
		5544 Atlanta Hwy.	Montgomery	AL	—	(Available for Lease)	1980/2007	60,698	0	0	0
		9400 South 755 East	Sandy	UT	—	(Available for Lease)	1981	41,612	0	0	0
		811 US Hwy. 17	North Myrtle Beach	SC	—	(Available for Lease)	1981	41,021	0	0	0
	RETAIL TOTAL/WEIGHTED AVERAGE					87.2% Leased		2,809,686	3,466	4,463

	TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE					92.15% Leased		40,069,079	84,555	88,586

Footnotes
(1)    Square foot leased or vacant.
(2)    Three months ended 03/31/09 cash rent.
(3)    Three months ended 03/31/09 GAAP base rent.
(4)    Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)    Lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)    Greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(7)    Rents from tenants prior to expiration of lease, prior tenant has vacated.
(8)    Lease entered into with new tenant effective 11/1/09 and now expires 01/2020.
(9)    Lexington has a 0.01% interest in this property.
(10)  Lexington has a 81.5% interest in this property.
(11)   Lexington has a 55.0% interest in this property.
(12)  Lexington has a 71.1% interest in this property.
(13)  Lexington has a 64.4% interest in this property.
(14)  Lexington has a 57.8% interest in this property.

LEXINGTON REALTY TRUST
Property Leases and Vacancies -  Net Lease Strategic Assets Fund Portfolio - 03/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2009 ($000) (2)	GAAP Base Rent as of 3/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
NET LEASE STRATEGIC ASSETS FUND PROPERTIES
2009	9/30/2009	109 Stevens St.	Jacksonville	FL	(5)	Unisource Worldwide, Inc.	1959/1967	168,800	159	146	0
2010	10/31/2010	265 Lehigh St.	Allentown	PA	—	Wachovia Bank, NA	1980	71,230	62	143	261
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	1964/1973	27,189	48	48	192
2011	5/31/2011	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	1980	278,759	377	513	1,588
	7/15/2011	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International, Inc.	1986/1997/2000	252,300	613	777	0
2012	4/30/2012	3600 Army Post Rd.	Des Moines	IA	(6)	Electronic Data Systems, LLC	2002	405,000	713	742	0
	5/31/2012	101 Creger Dr.	Ft. Collins	CO	—	Lithia Motors	1982	10,000	69	59	0
2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	—	Advance PCS, Inc.	2002	59,748	225	225	0
	6/30/2013	420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	1981	42,770	77	77	310
		8555 South River Pkwy.	Tempe	AZ	(6)	ASM Lithography, Inc. (ASM Lithography Holding, NV)	1998	95,133	589	553	0
	10/14/2013	3943 Denny Ave.	Pascagoula	MS	—	Northrop Grumman Systems Corporation	1995	94,841	159	159	0
	12/31/2013	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	184	163	735
2014	1/31/2014	1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	—	Siemens Dematic Postal Automation, LP	2003	236,547	656	670	0
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	(6)	Kelsey-Hayes Company (TRW Automotive, Inc.)	1987/1988/1990	180,230	497	518	0
	6/30/2014	70 Mechanic St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	1,584	1,481	2,817
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	(5)	SKF USA, Inc.	1996	72,868	106	106	0
2015	6/30/2015	1901 49th Ave.	Minneapolis	MN	(5)	Owens Corning Roofing and Asphalt, LLC	2003	18,620	147	147	0
		2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	2000/2003	300,500	195	202	853
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2003	75,016	225	255	0
		2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	1999	111,911	369	384	0
	9/27/2015	9110 Grogans Mill Rd.	Houston	TX	—	Baker Hughes, Inc.	1992	275,750	73	787	0
		2529 West Thorne Dr.	Houston	TX	—	Baker Hughes, Inc.	1982/1999	66,243	20	209	0
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas	2001	108,800	381	404	0
	5/14/2016	6455 State Hwy. 303 Northeast	Bremerton	WA	—	Nextel West Corporation	2002	60,200	271	291	0
	9/30/2016	1440 East 15th St.	Tucson	AZ	—	Cox Communications, Inc.	1988	28,591	122	139	0
	11/30/2016	736 Addison Rd.	Erwin	NY	(6)	Corning, Inc.	2006	408,000	287	287	0
2017	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	1991/1996	13,924	119	120	0
2018	3/15/2018	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. (Experian North America)	1981/1983	292,700	768	932	0
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing, LP	2007	62,218	280	280	0
	9/30/2018	904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972	246,508	191	201	925
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC (T-Mobile USA, Inc.)	2004	77,484	359	393	0
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	(6)	VoiceStream PCS Holding, LLC (T-Mobile USA, Inc.)	2004	77,484	310	341	0
	10/31/2019	17191 St. Luke's Way	The Woodlands	TX	—	Montgomery County Management Company, LLC	2004	41,000	199	246	0
		9601 Renner Blvd.	Lenexa	KS	(6)	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	317	348	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies -  Net Lease Strategic Assets Fund Portfolio - 03/31/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2009 ($000) (2)	GAAP Base Rent as of 3/31/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	2005	133,221	300	300	0
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc.	1986	132,981	314	339	0
	8/31/2020	First Park Dr.	Oakland	ME	(6)	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	314	287	0
	11/30/2020	11555 University Blvd.	Sugar Land	TX	—	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	279	313	0
2021	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Limited)	1999/2004	150,945	461	483	0
2025	7/14/2025	590 Ecology Ln.	Chester	SC	—	Owens Corning, Inc.	2001/2005	420,597	546	542	1,678
2026	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (R. Durdin, J. Durdin)	2005	77,076	319	377	0
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	(6)	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	1993/2004	159,000	233	293	0
	NET LEASE STRATEGIC ASSETS FUND TOTAL/WEIGHTED AVERAGE					100.0% Leased		6,104,205	$ 13,517	$ 15,280

Footnotes
(1)    Square foot leased or vacant.
(2)   Three months ended 03/31/09 cash rent.
(3)   Three months ended 03/31/09 GAAP base rent.
(4)    Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)    Lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)    Greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.

LEXINGTON REALTY TRUST
Lease Rollover Schedule by Property Type - Cash Basis
3/31/2009

	Office			Industrial			Retail
Year	Net Rentable Area	Cash Rent as of 3/31/2009 ($000)	Net Rent PSF	Net Rentable Area	Cash Rent as of 3/31/2009 ($000)	Net Rent PSF	Net Rentable Area	Cash Rent as of 3/31/2009 ($000)	Net Rent PSF
2009	1,257,759	$4,877	$15.51	555,482	$360	$2.59	132,124	$392	$11.87
2010	751,184	$3,944	$21.00	1,460,468	$998	$2.73	82,930	$79	$3.81
2011	432,762	$2,173	$20.08	1,309,835	$1,170	$3.57	257,412	$346	$5.38
2012	1,534,805	$5,589	$14.57	2,450,703	$2,113	$3.45	279,417	$542	$7.76
2013	1,909,600	$7,024	$14.71	79,086	$115	$5.82	371,039	$490	$5.28
2014	2,357,135	$10,270	$17.43	882,292	$570	$2.58	85,147	$296	$13.91
2015	1,859,851	$4,696	$10.10	150,000	$113	$3.01	92,201	$137	$5.94
2016	667,239	$2,495	$14.96	1,296,650	$1,441	$4.45	-	$-	$-
2017	353,652	$1,364	$15.43	1,652,811	$1,613	$3.90	68,024	$90	$5.29
2018	1,207,224	$4,807	$15.93	994,283	$576	$2.32	883,719	$591	$2.68
2019	1,532,883	$4,901	$12.79	649,250	$573	$3.53	-	$-	$-
2020	379,865	$1,578	$16.62	1,116,000	$1,484	$5.32	-	$-	$-
2021	605,471	$2,511	$16.59	2,393,339	$1,950	$3.26	61,000	$65	$4.26
2022	52,337	$383	$29.27	-	$-	$-	-	$-	$-
2023	425,254	$1,396	$13.13	201,369	$430	$8.54	-	$-	$-
2024	-	$-	$-	-	$-	$-	-	$-	$-
2025	145,200	$574	$15.81	2,138,214	$2,390	$4.47	-	$-	$-
2026	-	$-	$-	646,000	$485	$3.00	-	$-	$-
2027	-	$-	$-	-	$-	$-	-	$-	$-
2028	-	$-	$-	-	$-	$-	136,840	$251	$7.34

Total/Weighted Average (1)	15,472,221	$58,582	$15.15	17,975,782	$16,381	$3.65	2,449,859	$3,279	$5.35

Footnotes
(1) Total shown may differ from detailed amounts due to rounding, and does not include multi-tenant properties.

LEXINGTON REALTY TRUST
Lease Rollover Schedule - GAAP Basis
3/31/2009

Year	Number of Leases Expiring	GAAP Base Rent as of 03/31/2009 ($000)	Percent of GAAP Base Rent as of 3/31/2009
2009	14	$5,508	6.7%
2010	13	$5,056	6.2%
2011	15	$3,727	4.5%
2012	29	$8,104	9.9%
2013	28	$8,116	9.9%
2014	28	$10,945	13.3%
2015	14	$6,511	7.9%
2016	12	$3,890	4.7%
2017	9	$3,263	4.0%
2018	21	$7,272	8.9%
2019	9	$5,727	7.0%
2020	7	$3,101	3.8%
2021	10	$4,537	5.5%
2022	1	$415	0.5%
2023	3	$2,144	2.6%
2024	-	$-	0.0%
2025	8	$3,041	3.7%
2026	1	$541	0.7%
2027	-	$-	0.0%
2028	2	$255	0.3%
Total (1)	224	$82,153	100.0%

Footnotes
(1) Total shown may differ from detailed amounts due to rounding, and does not include multi-tenant properties.

LEXINGTON REALTY TRUST
2009 First Quarter Financing Summary

	NEW CORPORATE LEVEL FINANCING
		Amount ($000)	Rate	Maturity
1	Secured Term Loan (1)	$165,000	LIBOR + 285bps	02/2011
2	Secured Line of Credit (1)(2)	$85,000	LIBOR + 285bps	02/2011
2	TOTAL FINANCING	$250,000

	DEBT RETIRED
		Face ($000)	Payoff ($000)	Rate	Due Date
1	Exchangeable Guaranteed Notes	$22,500	$14,830	5.45%	01/2012
2	Secured Term Loan	$174,280	$174,280	LIBOR + 60bps	06/2009
3	Unsecured Line of Credit	$25,000	$25,000	LIBOR + 120 to 170 bps	06/2009
4	Bristol, PA	$5,259	$5,259	7.25%	04/2009
4	TOTAL RETIRED	$227,039	$219,369

Footnotes
(1) Secured by a borrowing base pool of 72 properties, maturity can be extended to 02/2012.
(2) $35,000 outstanding at 3/31/09.

LEXINGTON REALTY TRUST
Mortgage Maturity Schedule
3/31/2009
($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Corporate Debt
2009	$22,569	$55,068	$-
2010	34,489	110,577	-
2011	31,094	86,615	200,000
2012	31,146	191,034	188,500
2013	27,081	234,937	60,723
	$146,379	$678,231	$449,223

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Concord Balloon Payments
2009	$2,779	$9,034	$10,758
2010	2,881	1,140	39,650
2011	2,941	6,903	79,738
2012	3,042	3,323	29,807
2013	3,217	2,496	-
	$14,860	$22,896	$159,953

LEXINGTON REALTY TRUST
2009 Mortgage Maturities by Property Type
3/31/2009

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Original Gross Book Value ($000) (1)	Cash Rent as of 3/31/2009 ($000)	GAAP Base Rent as of 3/31/2009 ($000)
Office	15375 Memorial Dr.	Houston	TX	349,674	$18,229	10/2009	$45,792	$900	$1,063
	255 California St. (4)	San Francisco	CA	173,447	$20,000	12/2009	$53,989	$909	$947
	295 Chipeta Way	Salt Lake City	UT	295,000	$-	10/2009	$55,404	$1,580	$1,580
	5724 West Las Positas Blvd. (4)	Pleasanton	CA	40,914	$3,808	12/2009	$6,544	$207	$170
Industrial	1133 Poplar Creek Rd. (3)	Henderson	NC	196,946	$3,854	05/2009	$7,442	$206	$202
	250 Swathmore Ave.	High Point	NC	244,851	$7,741	10/2009	$13,248	$266	$272
	7150 Exchequer Dr. (2)	Baton Rouge	LA	79,086	$1,436	07/2009	$4,001	$115	$110
Retail	35400 Cowan Rd.	Westland	MI	101,402	$-	09/2009	$7,221	$63	$63

	Total 2009 Mortgage Maturities			1,481,320	$55,068		$193,641	$4,246	$4,407

Footnotes
(1) Represents original GAAP capitalized costs.
(2) Neither the lender nor Lexington, elected to call/put debt at 3/1/09. Earliest call/put date is currently 7/1/09.
(3) Mortgage satisfied subsequent to March 31, 2009.
(4) Properties are in a partnership that is a variable interest entity (VIE) that is consolidated with our operations as we are the primary beneficiary of the VIE, however, mortgage debt will be satisfied with partnership assets only. Our ownership interest is 0.01%.

LEXINGTON REALTY TRUST
2010 Mortgage Maturities by Property Type
3/31/2009

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Original Gross Book Value ($000) (1)	Cash Rent as of 3/31/2009 ($000)	GAAP Base Rent as of 3/31/2009 ($000)
Office	10300 Kincaid Dr.	Fishers	IN	193,000	$12,960	04/2010	$28,639	$846	$694
	13651 McLearen Rd.	Herndon	VA	159,664	$17,301	12/2010	$27,621	$738	$846
	400 Butler Farm Rd.	Hampton	VA	100,632	$6,758	04/2010	$11,964	$302	$310
	421 Butler Farm Rd.	Hampton	VA	56,515	$4,144	04/2010	$6,800	$195	$180
	550 Business Center Dr.	Lake Mary	FL	125,920	$12,082	10/2010	$23,958	$762	$436
	600 Business Center Dr.	Lake Mary	FL	125,155	$12,118	10/2010	$23,846	$787	$415
	6555 Sierra Dr.	Irving	TX	247,254	$24,454	10/2010	$46,661	$518	$738
	9950 Mayland Dr.	Richmond	VA	288,000	$15,257	02/2010	$19,217	$-	$-
Industrial	3102 Queen Palm Dr.	Tampa	FL	229,605	$5,503	08/2010	$9,632	$278	$319
Retail	1150 West Carl Sandburg Dr.	Galesburg	IL	94,970	$-	07/2010	$2,884	$21	$82
	12080 Carmel Mountain Rd.	San Diego	CA	107,210	$-	07/2010	$5,463	$24	$188
	21082 Pioneer Plaza Dr.	Watertown	NY	120,727	$-	07/2010	$5,316	$35	$120
	255 Northgate Dr.	Manteca	CA	107,489	$-	07/2010	$6,509	$37	$139
	5350 Leavitt Rd.	Lorain	OH	193,193	$-	07/2010	$8,513	$53	$183
	97 Seneca Trail	Fairlea	WV	90,933	$-	07/2010	$3,360	$25	$87

	Total 2010 Mortgage Maturities			2,240,267	$110,577		$230,383	$4,621	$4,737

Footnotes
(1) Represents original GAAP capitalized costs.

LEXINGTON REALTY TRUST
2011 Mortgage Maturities by Property Type
3/31/2009

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Original Gross Book Value ($000) (1)	Cash Rent as of 3/31/2009 ($000)	GAAP Base Rent as of 3/31/2009 ($000)
Office	100 Barnes Rd.	Wallingford	CT	44,400	$3,187	05/2011	$5,525	$164	$151
	15/17 Nijborg	Renswoude	The Netherlands	131,805	$32,535	04/2011	$42,818	$819	$671
	389-399 Interpace Hwy.	Parsippany	NJ	340,240	$37,047	03/2011	$106,602	$2,306	$2,263
Industrial	291 Park Center Dr.	Winchester	VA	344,700	$9,675	08/2011	$18,865	$402	$394
	46600 Port St.	Plymouth	MI	134,160	$4,171	07/2011	$7,663	$-	$-

	Total 2011 Mortgage Maturities			995,305	$86,615		$181,473	$3,691	$3,479

Footnotes
(1) Represents original GAAP capitalized costs.

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
3/31/2009

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Henderson, NC		$3,854	7.390%	05/2009	$-	$3,854
Baton Rouge, LA	(m)	1,462	7.375%	07/2009	53	1,436
Westland, MI		331	10.500%	09/2009	340	-
Houston, TX	(b)	18,653	6.400%	10/2009	1,185	18,229
High Point, NC		7,846	5.750%	10/2009	326	7,741
Salt Lake City, UT		1,410	7.610%	10/2009	1,451	-
San Francisco, CA		20,875	3.893%	12/2009	1,407	20,000
Pleasanton, CA		4,023	10.250%	12/2009	484	3,808
Richmond, VA	(f)	15,458	8.100%	02/2010	1,366	15,257
Fishers, IN	(b)	13,593	6.516%	04/2010	1,499	12,960
Hampton, VA		6,856	8.270%	04/2010	621	6,758
Hampton, VA		4,209	8.260%	04/2010	415	4,144
Lorain, OH	(b)	1,204	5.540%	07/2010	873	-
Manteca, CA	(b)	851	5.540%	07/2010	617	-
Watertown, NY	(b)	800	5.540%	07/2010	580	-
Lewisburg, WV	(b)	562	5.540%	07/2010	407	-
San Diego, CA	(b)	542	5.540%	07/2010	393	-
Galesburg, IL	(b)	477	5.540%	07/2010	346	-
Tampa, FL		5,631	6.880%	08/2010	485	5,503
Irving, TX	(b)	25,530	6.587%	10/2010	2,432	24,454
Lake Mary, FL	(b)	12,660	6.502%	10/2010	1,181	12,118
Lake Mary, FL	(b)	12,623	6.502%	10/2010	1,178	12,082
Herndon, VA		17,742	8.180%	12/2010	1,723	17,301
Parsippany, NJ	(b)	38,992	6.349%	03/2011	3,472	37,047
Renswoude, NA		34,135	5.305%	04/2011	2,615	32,535
Wallingford, CT		3,303	4.926%	05/2011	221	3,187
Plymouth, MI		4,348	7.960%	07/2011	421	4,171
Winchester, VA	(b)	10,311	6.346%	08/2011	908	9,675
Louisville, CO		7,494	5.830%	01/2012	544	7,195
New Kingston, PA		6,594	7.790%	01/2012	678	6,116
Mechanicsburg, PA		4,867	7.780%	01/2012	500	4,514
New Kingston, PA		3,142	7.780%	01/2012	323	2,914
Milford, OH	(b)	15,171	6.612%	02/2012	1,822	12,686
Lake Forest, CA		10,170	7.260%	02/2012	901	9,708
Fort Worth, TX	(b)	18,688	5.392%	05/2012	1,280	17,829
Memphis, TN		17,100	5.247%	05/2012	1,181	16,222
Raleigh, NC	(b)	12,673	5.584%	05/2012	647	12,543
Lakewood, CO		8,339	5.097%	05/2012	566	7,890
Farmington Hills, MI	(b)	19,147	5.723%	09/2012	1,500	17,724
Laurens, SC	(b)	15,729	5.911%	09/2012	1,396	14,022
Temperance, MI	(b)	10,544	5.912%	09/2012	936	9,400
Baton Rouge, LA	(b)	6,340	5.333%	10/2012	443	5,948
San Antonio, TX		28,073	6.080%	10/2012	2,260	26,025
Plymouth, MI	(b)	11,433	5.964%	12/2012	1,026	10,026
Colorado Springs, CO	(b)	11,128	5.996%	12/2012	887	10,272
Fort Mill, SC		10,676	6.000%	01/2013	839	9,904
Centennial, CO	(b)	14,933	5.724%	02/2013	1,177	13,555
Los Angeles, CA	(b)	77,027	5.734%	05/2013	5,361	73,071

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
3/31/2009
Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Atlanta, GA		43,399	5.268%	05/2013	3,004	40,356
Dallas, TX	(b)	38,915	5.452%	05/2013	2,702	36,466
Houston, TX		16,956	5.218%	05/2013	1,166	15,737
Southington, CT		13,192	5.018%	05/2013	890	12,228
Indianapolis, IN		9,239	5.168%	05/2013	633	8,580
Fort Meyers, FL		8,912	5.268%	05/2013	476	8,550
Phoenix, AZ		18,356	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b)	13,902	6.000%	01/2014	3,369	-
Moody, AL		7,076	4.978%	01/2014	493	6,350
Logan Township, NJ	(b)	7,226	5.545%	04/2014	482	6,784
Clive, IA		5,673	5.139%	05/2014	387	5,151
Fort Mill, SC		19,900	5.373%	05/2014	1,364	18,311
Philadelphia, PA		47,852	5.060%	07/2014	3,178	43,547
Eau Claire, WI		1,339	8.000%	07/2014	313	-
Columbus, IN	(i)	25,831	6.150%	09/2014	1,611	25,831
Las Vegas, NV	(i)	31,427	6.150%	09/2014	1,960	31,427
Memphis, TN	(i)	46,253	6.150%	09/2014	2,884	46,253
Issaquah, WA	(b)	31,767	5.665%	12/2014	1,712	30,388
Canonsburg, PA	(b)	9,074	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,113	5.639%	01/2015	1,548	29,900
Carrollton, TX		13,634	5.530%	01/2015	993	12,022
Herndon, VA	(b)	11,701	5.885%	04/2015	888	10,359
Richmond, VA	(b)	19,528	5.377%	05/2015	1,026	18,321
Houston, TX		16,272	5.160%	05/2015	1,114	14,408
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		12,709	5.210%	05/2015	874	11,265
Fishers, IN		12,635	5.160%	05/2015	865	11,188
San Antonio, TX		12,547	5.340%	05/2015	875	11,149
Atlanta, GA		11,325	5.260%	05/2015	604	10,502
Los Angeles, CA		11,018	5.110%	05/2015	750	9,760
Richmond, VA		10,193	5.310%	05/2015	708	9,055
Harrisburg, PA		8,795	5.110%	05/2015	599	7,780
Knoxville, TN		7,495	5.310%	05/2015	520	6,658
Tulsa, OK		7,363	5.060%	05/2015	499	6,517
Carrollton, TX	(b)	20,250	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	15,362	4.990%	07/2015	1,048	13,436
Hopkinsville, KY		9,005	4.990%	07/2015	614	7,880
Dry Ridge, KY	(o)	6,642	4.990%	07/2015	453	5,813
Owensboro, KY	(o)	5,911	4.990%	07/2015	403	5,173
Elizabethtown, KY	(j)	2,898	4.990%	07/2015	198	2,536
Houston, TX	(b)	52,318	6.250%	09/2015	8,336	18,161
Sugar Land, TX	(b)	13,562	6.250%	09/2015	2,127	6,286
Danville, IL		5,979	9.000%	01/2016	692	4,578
Bridgewater, NJ		14,805	5.732%	03/2016	860	13,825
Omaha, NE		8,647	5.610%	04/2016	621	7,560
Tempe, AZ		8,166	5.610%	04/2016	586	7,140
Lisle, IL		10,361	6.500%	06/2016	793	9,377
Dallas, TX	(b)	18,539	5.939%	07/2016	1,136	18,365
Rochester, NY		18,679	6.210%	08/2016	1,383	16,765

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
3/31/2009

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Statesville, NC		14,009	6.210%	08/2016	1,037	12,574
Rockford, IL		6,856	6.210%	08/2016	508	6,153
Glenwillow, OH		16,903	6.130%	09/2016	1,240	15,132
Memphis, TN		3,938	5.710%	01/2017	275	3,484
Orlando, FL		9,975	5.722%	02/2017	579	9,309
Coppell, TX		14,400	5.710%	06/2017	834	14,400
Dubuque, IA		10,400	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		23,000	6.110%	11/2017	1,425	21,651
Lorain, OH	(b)	1,266	7.750%	07/2018	108	-
Manteca, CA	(b)	894	7.750%	07/2018	77	-
Watertown, NY	(b)	841	7.750%	07/2018	72	-
Lewisburg, WV	(b)	591	7.750%	07/2018	51	-
San Diego, CA	(b)	570	7.750%	07/2018	49	-
Galesburg, IL	(b)	502	7.750%	07/2018	43	-
Boston, MA		13,660	6.100%	12/2018	996	11,520
Overland Park, KS	(b)	37,482	5.891%	05/2019	2,619	31,819
Kansas City, MO	(b)	17,882	5.883%	05/2019	1,250	15,182
Streetsboro, OH	(b)	19,370	5.749%	09/2019	1,344	16,338
Boca Raton, FL		20,400	6.470%	02/2020	1,338	18,383
Wall Township, NJ	(b)	28,546	6.250%	01/2021	2,788	-
Hilliard, OH		28,960	5.907%	02/2021	1,734	27,483
Charleston, SC		7,350	5.850%	02/2021	436	6,632
Durham, NH	(b)	18,876	6.750%	03/2021	1,975	-
Antioch, TN	(b)	13,947	6.320%	10/2021	1,580	774
Whippany, NJ		16,261	6.298%	11/2021	1,344	10,400
Dillon, SC		22,379	5.974%	02/2022	1,832	13,269
Subtotal/Wtg. Avg./Years Remaining (l)		$1,752,448	5.897%	5.3	$140,563	$1,502,985

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
3/31/2009
Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Corporate
Credit Facility	(c)	35,000	3.406%	02/2011	1,209	35,000
Term Loan	(c)	165,000	3.406%	02/2011	5,698	165,000
Exchangeable Notes	(e)(n)	188,500	5.450%	01/2012	10,273	188,500
Term Loan	(h)(k)	35,723	5.520%	03/2013	1,999	35,723
Term Loan	(h)(k)	25,000	5.520%	03/2013	1,399	25,000
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$578,343	5.053%	8.2	$29,363	$578,343
Total/Wtg. Avg./Years Remaining (l)		$2,330,791	5.687%	6.0	$169,926	$2,081,328

Footnotes
(a)    Subtotal and total based on weighted average term to maturity shown in years based on debt balance.
(b)    Debt balances based upon imputed interest rates.
(c)    Floating rate debt 30/60/90/120 day LIBOR plus 285 bps.
(d)    Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)    Holders have the right to put notes to the Company commencing 2012 and every five years thereafter. Notes mature in 2027.
(f)    Former Circuit City location, last debt service paid 3/1/09.
(g)    Rate fixed through April 2017, thereafter LIBOR plus 170 bps.
(h)    Rate is swapped to fixed rate through maturity.
(i)     Properties are cross-collateralized properties.
(j)     Properties are cross-collateralized properties.
(k)    Represents full payable of loans, discount of $3,914 excluded from balance.
(l)     Total shown may differ from detailed amounts due to rounding.
(m)   Mortgage call date was 3/1/09. Lender did not call and earliest call date is currently 7/1/09.
(n)    Represents full payable of notes, discount of $5,684 excluded from balance.
(o)    Properties are cross-collateralized properties.

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
3/31/2009

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (9)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (8)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (9)
Dallas Commerce		$4,652	$1,205	6.680%	06/2009	$4,807	$-	$-
BCBS LLC		22,774	9,110	7.850%	10/2009	1,830	22,586	9,034
Net Lease Strategic		7,789	1,168	6.930%	08/2010	674	7,603	1,140
Harpard		886	241	9.875%	01/2011	531	-	-
Net Lease Strategic		2,182	327	7.500%	01/2011	226	2,076	311
Net Lease Strategic		13,821	2,073	7.400%	04/2011	1,258	13,365	2,005
Net Lease Strategic		30,582	4,587	5.126%	05/2011	1,589	30,582	4,587
Taber		627	171	10.125%	06/2011	313	-	-
Jayal		944	280	11.500%	03/2012	365	-	-
Net Lease Strategic		22,761	3,414	5.147%	05/2012	1,188	22,153	3,323
Net Lease Strategic		9,601	1,440	7.670%	01/2013	2,900	-	-
Net Lease Strategic		13,080	1,962	5.148%	05/2013	894	12,144	1,822
Net Lease Strategic		4,915	737	5.950%	09/2013	381	4,496	674
Net Lease Strategic		20,493	3,074	5.810%	02/2014	1,551	18,588	2,788
Net Lease Strategic		9,411	1,412	5.616%	04/2014	697	8,484	1,273
Net Lease Strategic		1,268	190	8.500%	04/2015	271	-	-
Net Lease Strategic		16,928	2,539	5.411%	05/2015	1,189	15,087	2,263
Net Lease Strategic - Oklahoma TIC		14,749	885	5.240%	05/2015	784	13,673	820
Net Lease Strategic		12,590	1,889	5.212%	06/2015	836	11,349	1,702
Net Lease Strategic		6,128	919	5.783%	06/2015	462	5,371	806
Net Lease Strategic		19,857	2,979	8.036%	09/2015	3,425	6,925	1,039
Net Lease Strategic		5,670	851	8.036%	09/2015	944	2,203	330
Net Lease Strategic		8,592	1,289	6.090%	01/2016	668	7,446	1,117
Net Lease Strategic		6,351	953	6.090%	04/2016	494	5,465	820
Net Lease Strategic		6,481	972	6.315%	09/2016	497	5,723	858
One Summit		18,056	5,417	9.375%	10/2016	3,344	-	-
Net Lease Strategic		9,157	1,374	6.063%	11/2016	683	8,023	1,203
One Summit		11,709	3,513	10.625%	11/2016	2,239	-	-
Net Lease Strategic		9,051	1,358	5.910%	10/2018	728	6,624	994

Non- Consolidated Investments: Mortgages & Notes Payable
3/31/2009
Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (9)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (8)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (9)
Net Lease Strategic		10,239	1,536	9.800%	10/2018	1,952	-	-
Dallas Commerce		12,512	3,241	15.000%	12/2018	2,455	-	-
Net Lease Strategic		9,837	1,476	6.010%	08/2019	753	7,658	1,149
Net Lease Strategic		7,500	1,125	6.507%	11/2019	495	6,692	1,004
Net Lease Strategic		9,927	1,489	6.270%	12/2019	774	7,755	1,163
Net Lease Strategic		10,041	1,506	5.930%	10/2020	750	7,660	1,149
Net Lease Strategic		9,452	1,418	5.460%	12/2020	741	5,895	884
Net Lease Strategic		9,558	1,434	5.640%	01/2021	692	7,018	1,053
Net Lease Strategic		12,460	1,869	5.380%	08/2025	1,144	362	54
Subtotal/Wtg. Avg. (4)/Years Remaining (5)		$402,631	$71,420	7.272%	5.9	$45,524	$273,006	$45,367

Non- Consolidated Investments: Mortgages & Notes Payable
3/31/2009
Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (9)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (8)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (9)
Corporate
Concord	(3)	21,516	10,758	1.523%	12/2009	321	21,516	10,758
Concord	(6)(7)	79,300	39,650	2.721%	03/2010	2,188	79,300	39,650
Concord	(1)(10)	159,475	79,738	1.538%	03/2011	2,487	159,475	79,738
Concord	(3)	59,613	29,807	1.556%	02/2012	940	59,613	29,807
Concord	(2)	347,525	173,763	1.003%	12/2016	3,534	347,525	173,763
Subtotal/Wtg. Avg. (4)/Years Remaining (5)		$667,429	$333,716	1.401%	4.8	$9,470	$667,429	$333,716
Total/Wtg. Avg. (4)/Years Remaining (5)		$1,070,060	$405,136	2.436%	5.0	$54,994	$940,435	$379,082

Footnotes
(1)   Represents amount outstanding on $165.0 million repurchase agreement, variable rate, a portion of which is fixed subject to swap agreements.
(2)   Collateralized debt obligation of investment grade-rated debt secured directly or indirectly by real estate assets.
(3)   Represents amount outstanding on term loans.
(4)   Weighted average interest rate based on proportionate share.
(5)   Weighted average years remaining on maturities based on proportionate debt balance.
(6)   Maturity date can be extended to 03/2011 if certain criteria are met.
(7)   Represents amount outstanding on $100.0 million repurchase agreement, variable rate.
(8)   Amounts represent estimated 12 months debt service regardless of maturity date for corporate level debt.
(9)   Total balance shown may differ from detailed amounts due to rounding.
(10)  Subsequent to March 31, 2009, an amendment to the facility was executed whereby the balance will be reduced to $60.0 million by 12/31/09 and the maturity date is now 12/31/10.

LEXINGTON REALTY TRUST
Noncontrolling Interest Properties- Partners' Proportionate Share
Three Months Ended March 31, 2009
($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA (2)	$2,059
Interest expense	$295
Non- operating income (2)	$1,325
Depreciation and amortization	$583

Footnotes
(1) Does not include OP unit noncontrolling interests.
(2) Includes $1,125 non-cash income for the transfer of land in Long Beach, California.

LEXINGTON REALTY TRUST
Non-Consolidated Investments - Proportionate Share
Three Months Ended March 31, 2009
($000)

Non-Consolidated Operations- Real Estate

EBITDA	$9,487
Interest expense	$1,296

Non-Consolidated Operations- Debt Platform

EBITDA	$4,780
Interest expense	$2,132
Impairment charges and loan loss reserves	$20,144

LEXINGTON REALTY TRUST
Selected Balance Sheet Account Detail
As of March 31, 2009
($000)

Investments in and advances to non-consolidated entities	$124,739

Lexington's "Investments in and advances to non-consolidated entities" line item includes investments in entities which invest in real estate debt securities and loans and net leased properties. A summary is as follows:

Investment in debt platform	$62,633
Investment in net lease partnerships	62,106

Other assets	$32,874

The components of other assets are:

Deposits, including forward purchase equity commitment	$5,019
Investments	15,331
Equipment	1,959
Prepaids	4,927
Other receivables	1,256
Other	4,382

Accounts payable and other liabilities	$36,678

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$14,967
CIP accruals and other	4,864
Taxes	903
Deferred lease costs	2,230
Subordinated notes	2,010
Deposits	1,525
Escrows	2,091
Transaction costs	933
Derivative liability	7,155

LEXINGTON REALTY TRUST
Base Rent Estimates for Current Assets
3/31/2009
($000)

Year	Cash	GAAP
2009	$253,581	$252,391
2010	311,113	312,581
2011	298,609	299,445
2012	268,790	268,752
2013	230,915	230,153

Amounts assume (1) lease terms for non-cancellable periods only, (2) that all below market leases are renewed by the tenants at the option rate and (3) that no new or renegotiated leases are entered into for any other property.

LEXINGTON REALTY TRUST
Major Markets
3/31/2009

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 03/31/2009 (1)
1	Dallas-Fort Worth-Arlington, TX	8.4%
2	Los Angeles-Long Beach-Santa Ana, CA	5.8%
3	Houston-Sugar Land-Baytown, TX	5.8%
4	New York-Northern New Jersey-Long Island, NY-NJ-PA	5.8%
5	Memphis, TN-MS-AR	3.7%
6	Baltimore-Towson, MD	3.5%
7	Atlanta-Sandy Springs-Marietta, GA	3.4%
8	Orlando-Kissimmee, FL	3.1%
9	Kansas City, MO-KS	3.0%
10	Detroit-Warren-Livonia, MI	2.3%
11	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.1%
12	Richmond, VA	2.1%
13	Boston-Cambridge-Quincy, MA-NH	2.0%
14	Indianapolis-Carmel, IN	1.9%
15	Charlotte-Gastonia-Concord, NC-SC	1.9%
16	Chicago-Naperville-Joliet, IL-IN-WI	1.9%
17	Columbus, OH	1.8%
18	Salt Lake City, UT	1.8%
19	Beaumont-Port Arthur, TX	1.6%
20	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.6%
21	Phoenix-Mesa-Scottsdale, AZ	1.5%
22	San Antonio, TX	1.4%
23	Seattle-Tacoma-Bellevue, WA	1.4%
24	Denver-Aurora, CO	1.4%
25	Cincinnati-Middletown, OH-KY-IN	1.3%
26	Columbus, IN	1.3%
27	Miami-Fort Lauderdale-Pompano Beach, FL	1.3%
28	San Francisco-Oakland-Fremont, CA	1.3%
29	Las Vegas-Paradise, NV	1.1%
30	Honolulu, HI	1.1%
31	San Jose-Sunnyvale-Santa Clara, CA	1.0%
32	Elizabethtown, KY	1.0%
	Areas which account for 1% or greater of total GAAP base rent (3)	78.3%

Footnotes
(1)  Three months ended 03/31/2009 GAAP base rent recognized for consolidated properties owned as of 03/31/2009.
(2) A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3) Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
3/31/2009

Industry Category	Percent of GAAP Base Rent as of 03/31/2009 (1)
Finance/Insurance	15.4%
Energy	11.3%
Automotive	8.9%
Technology	8.8%
Food	7.0%
Healthcare	6.2%
Consumer Products/Other	6.1%
Service	5.6%
Media/Advertising	5.5%
Transportation/Logistics	5.0%
Aerospace/Defense	3.6%
Retail Department & Discount	2.9%
Construction Materials	2.6%
Printing/Production	2.3%
Telecommunications	2.0%
Other	1.5%
Real Estate	1.3%
Apparel	1.1%
Security	1.1%
Retail – Specialty	1.0%
Retail – Electronics	0.8%
Health/Fitness	0.1%
Total (2)	100.0%

Footnotes
(1) Three months ended 03/31/2009 GAAP base rent recognized for consolidated properties owned as of 03/31/2009.
(2) Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Other Revenue Data
3/31/2009

	GAAP Base Rent as of 03/31/09 ($000) (1)	Percentage
Asset Class
Office	$67,281	76.0%
Industrial	$16,842	19.0%
Retail	$4,463	5.0%
	$88,586	100.0%
Credit Rating
Investment Grade	$39,072	44.1%
Non-Investment Grade	$9,751	11.0%
Unrated	$39,763	44.9%
	$88,586	100.0%

Footnotes
(1) Three months ended 03/31/2009 GAAP base rent recognized for consolidated properties owned as of 03/31/2009.

LEXINGTON REALTY TRUST
Top 10 Tenants or Guarantors
3/31/2009

Tenant or Guarantor	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 03/31/09 ($000) (1)	Percent of GAAP Base Rent as of 03/31/09 (1) (2)
Bank of America	9	701,193	1.7%	$2,459	2.8%
Baker Hughes, Inc.	2	720,221	1.8%	2,330	2.6%
Sanofi-aventis U.S., Inc. (Aventis, Inc. and Aventis Pharma Holding GmbH)	1	206,593	0.5%	2,210	2.5%
Dana Limited	6	1,902,414	4.7%	2,075	2.3%
Federal Express Corporation	3	702,976	1.8%	2,041	2.3%
Legg Mason Tower, Inc.	1	371,392	0.9%	1,992	2.2%
JPMorgan Chase Bank, NA	4	623,375	1.6%	1,859	2.1%
Harcourt, Inc.	2	915,098	2.3%	1,791	2.0%
Morgan, Lewis & Bockius, LLC (3)	1	293,170	0.7%	1,713	1.9%
Wells Fargo	3	354,732	0.9%	1,655	1.9%
	32	6,791,164	16.9%	$20,125	22.7%

Footnotes
(1) Three months ended 03/31/2009 GAAP base rent recognized for consolidated properties owned as of 03/31/2009.
(2) Total shown may differ from detailed amounts due to rounding.
(3) Includes parking garage operations.

Investor Information

Transfer Agent	Investor Relations
BNY Mellon Shareowner Services	Patrick Carroll
480 Washington Blvd.	Executive Vice President and Chief Financial Officer
Jersey City NJ 07310-1900	Telephone (direct)	(212) 692-7215
(800) 850-3948	Facsimile (main)	(212) 594-6600
www.bnymellon.com/shareowner/isd	E-mail	pcarroll@lxp.com

Research Coverage

Friedman, Billings, Ramsey		Keefe, Bruyette & Woods
Gabe Poggi	703) 469-1141	Sheila K. McGrath	(212) 887-7793

J.P. Morgan Chase		Barclays Capital
Joseph Dazio, CFA	(212) 622-6416	Ross L. Smotrich	(212)526-2306
Michael W. Mueller, CFA	(212) 622-6689
Anthony Paolone, CFA	(212) 622-6682	Raymond James & Assoc.
Gregory P. Stuart	(212) 622-5390	Paul Puryear	(727) 567-2253

Stifel Nicolaus
		John W. Guinee	(443) 224-1307